Exhibit 3


                         THE SOMERSET GROUP, INC.
                          FORM 10-K ANNUAL REPORT
                       Year Ended December 31, 1995



     Amended Articles of Incorporation and Amended and Restated
     Bylaws thereto

     The amended articles of Incorporation are incorporated by reference to Exhibit 3 of Form 10-K annual report of the Registrant filed for year ended December 31, 1993, under commission file number 0-14227. No changes occurred in the years ended December 31, 1995 nor 1994.

     The amended and restated Bylaws are attached hereto:

























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                                                  Exhibit 22

                         THE SOMERSET GROUP, INC.
                          FORM 10-K ANNUAL REPORT
                       Year Ended December 31, 1995



Subsidiaries of the Registrant

The following corporations are subsidiaries of the Registrant:

            Percent
          Ownership                     Name

           100%                    Concrete Carriers, Inc.
                                   1030 S. Kitley Avenue
                                   Indianapolis, IN 46203

           100%                    Precast Concrete Systems, Inc.
                                   1030 S. Kitley Avenue
                                   Indianapolis, IN 46203

          21.9%                    First Indiana Corporation
                                   First Indiana Plaza
                                   135 N. Pennsylvania Street
                                   Indianapolis, IN 46204




























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                                                  Exhibit 23

                         THE SOMERSET GROUP, INC.
                          FORM 10-K ANNUAL REPORT
                       Year Ended December 31, 1995



     Definitive Proxy Statement for Annual Meeting of
Shareholders to be held April 14, 1996

     The Registrant's Notice of Annual Meeting, Proxy
     Statement and Form of Proxy are incorporated into this Form 10-K by reference to file number 0-14227 for such information filed with the commission.


























                                   -48-

                                                  Exhibit 99

                         THE SOMERSET GROUP, INC.
                          FORM 10-K ANNUAL REPORT
                       Year Ended December 31, 1995



     First Indiana Corporation Form 10-K annual report for the year ended December 31, 1995

     First Indiana Corporation's Form 10-K annual report for the year ended December 31, 1995, is incorporated herein by reference to the First Indiana Corporation's Form 10-K annual report filed separately with the commission under file number 0-14354.


































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